NUVEEN QUANTITATIVE ENHANCED CORE EQUITY FUND

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE PROSPECTUS DATED FEBRUARY 28, 2013

The reorganization of Nuveen Quantitative Enhanced Core Equity Fund into Nuveen Symphony Low Volatility Equity Fund is complete. Any references to Nuveen Quantitative Enhanced Core Equity Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-QFP-1013P